UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 20, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	36-4298373
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02                                             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

 On April 20, 2005, Archipelago Holdings, Inc. (“Archipelago” or the "Company") issued a press release ("Press Release") announcing its first quarter 2005 results. The Press Release is attached hereto as Exhibit 99.1.

Item 7.01                                             REGULATION FD.

Archipelago also announced in the Press Release that the Company will hold an investor conference call at 4:30 pm (EST) on April 20, 2005. The Press Release (attached as Exhibit 99.1) contains the call-in information for the investor conference call.

The information furnished herein pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Archipelago under the Securities Act of 1933 or the Exchange Act, except to the extent Archipelago specifically incorporates the information by reference. The information contained in this report is also being posted by Archipelago on its web site at http://www.archipelago.com  and the SEC’s website at http://www.sec.gov.

The attached Press Release contains, and the matters discussed on the investor conference call may include “safe harbor” language indicating that certain statements about Archipelago’s business and other matters contained in the Press Release or discussed on the investor conference call are “forward-looking” rather than “historic.” There can be no assurance that such forward-looking statements will prove to be correct.  Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in Archipelago’s filings with the Securities Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 which is available on the Archipelago’s  website at http://www.archipelago.com and the SEC’s website at http://www.sec.gov. Investors should not place undue reliance on forward-looking statements, which speak only as of the date of this Press Release. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Press Release.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits	99.1	Press Release of Archipelago Holdings, Inc. issued April 20, 2005, announcing first quarter 2005 results and investor conference call to be held at 4:30 (EST) on April 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2005	Archipelago Holdings, Inc.

/s/ Nelson J. Chai

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Archipelago Holdings, Inc. issued April 20, 2005, announcing first quarter 2005 results and investor conference call to be held at 4:30 (EST) on April 20, 2005.